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                                                                    Exhibit 10.1


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 20, 1999 ("THIS AMENDMENT"), among:

                  (i) ANTHONY & SYLVAN POOLS CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the financial institutions listed on the signature pages hereof (the "LENDERS"); and

                  (iii) NATIONAL CITY BANK, a national banking association, as a Lender, the Letter of Credit Issuer, the Collateral Agent and the Administrative Agent:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, the Letter of Credit Issuer, the Collateral Agent and the Administrative Agent entered into the Credit Agreement, dated as of July 8, 1999 (the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to modify certain of the provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. AMENDMENTS, ETC. 1.1. PERMITTED GUARANTEES. Section 9.5(e) of the Credit Agreement is amended by add ing a clause thereto with respect to certain guarantees, with the result that section 9.5(e) of the Credit Agreement, as so amended, reads in its entirety as follows:

                  (e) loans and advances to employees for business-related travel expenses, moving expenses, costs of replacement homes, business machines or supplies, automobiles and other similar expenses, in each case incurred in the ordinary course of business, shall be permitted; and guarantees by the Borrower of loans incurred by employees of the Borrower, in an aggregate principal amount not in excess of $3,000,000, to finance the acquisition by such employees of shares of common stock of the Borrower, shall also be permitted;

         1.2. LIMITATION ON AVAILABILITY. A new sentence is added at the end of section 2.1 of the Credit Agreement, reading in its entirety as follows:

         Notwithstanding anything to the contrary contained in this Agreement, the Borrower will not at any time permit the Unutilized Total Commitment to be less than the aggregate amount of the guarantees, if any, outstanding at such time under section 9.5(e).

         1.3. PERMITTED STOCK REPURCHASES. A new clause (d) is added to section
9.6 of the Credit Agreement, with the result that section 9.6 of the Credit Agreement reads in its entirety as follows:

                  9.6. DIVIDENDS AND OTHER RESTRICTED PAYMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, EXCEPT:


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                           (a) the Borrower may declare and pay or make
                  dividends or other distributions with respect to any class of its capital stock which are payable solely in additional shares of its common stock (or warrants, options or other rights to acquire additional shares of its common stock);

                           (b) any Subsidiary of the Borrower may declare and
                  pay or make dividends or distributions ratably with respect to its capital stock;

                           (c) the Borrower may make Restricted Payments
                  pursuant to and in accordance with its existing stock option, stock purchase and other benefit plans of general application to management or other employees of the Borrower and its Subsidiaries; and

                           (d) the Borrower may repurchase shares of its common
                  stock, PROVIDED (i) no Event of Default is in existence at the time of any such repurchase, or would result therefrom, (ii) the cumulative aggregate consideration paid by the Borrower for all such repurchases during the period from June 30, 1999 through December 31, 1999 does not exceed $7,200,000, and
                  (iii) the cumulative aggregate consideration paid by the Borrower for all such repurchases after December 31, 1999 does not exceed $2,000,000.

         2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

                  (a) AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (b) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

                  (c) NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

                  (d) COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         3. EFFECTIVENESS. This Amendment shall become effective on and as of the date (the "EFFECTIVE DATE"), on or before December 24, 1999, if the following conditions are satisfied:

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

                  (b) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution).



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The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof and shall deliver copies of this Amendment to the parties hereto.

         4. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         5. MISCELLANEOUS. 5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when


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taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment which had been manually signed by such transmitting party.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

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
ANTHONY & SYLVAN POOLS CORPORATION                          NATIONAL CITY BANK,
                                                                  INDIVIDUALLY AS A LENDER AND AS THE
                                                                  LETTER OF CREDIT ISSUER, AND AS
BY:_______________________________                                THE COLLATERAL AGENT AND AS THE
        MARK E. BRODY                                             ADMINISTRATIVE AGENT
        EXECUTIVE VICE PRESIDENT &
        CHIEF FINANCIAL OFFICER
                                                            BY:_______________________________
                                                                     JUDITH M. KUCLO, VICE PRESIDENT
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THE HUNTINGTON NATIONAL BANK                                FIRSTAR BANK, NATIONAL ASSOCIATION


BY:_______________________________                          BY:_______________________________
        TITLE:                                                       TITLE:
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






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                       ANTHONY & SYLVAN POOLS CORPORATION
                                 AS THE BORROWER


                                       AND


                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                                       AND


                               NATIONAL CITY BANK
                    AS A LENDER, THE LETTER OF CREDIT ISSUER,
           AND AS THE COLLATERAL AGENT AND AS THE ADMINISTRATIVE AGENT



                              ---------------------

                                 AMENDMENT NO. 1
                                   DATED AS OF
                                DECEMBER 20, 1999
                                       TO
                                CREDIT AGREEMENT
                                   DATED AS OF
                                  JULY 8, 1999

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